                                                                                                     Exhibit 4.3(g)

                                         THIRD AMENDMENT TO FOURTH AMENDED
                                           AND RESTATED CREDIT AGREEMENT

         THIS THIRD  AMENDMENT TO FOURTH  AMENDED AND RESTATED  CREDIT  AGREEMENT,  dated as of May 15,  2003 (this
"Amendment"),  is among KERZNER  INTERNATIONAL  LIMITED, a corporation organized under the laws of The Commonwealth of the Bahamas and  formerly  known as Sun  International  Hotels  Limited  ("KIL"),  KERZNER  INTERNATIONAL  NORTH
AMERICA,  INC.,  a  corporation  organized  under  the laws of the  State of  Delaware  and  formerly  known as Sun
International North America,  Inc. ("KINA"),  KERZNER  INTERNATIONAL BAHAMAS LIMITED, a corporation organized under the laws of The Commonwealth of the Bahamas and formerly known as Sun International  Bahamas Limited ("KIBL";  KIL,
KINA and KIBL are each individually  referred to as a "Borrower" and collectively  referred to as the "Borrowers"), the financial  institutions  as are or may become  parties hereto  (collectively  referred to as the "Lenders") and
CANADIAN IMPERIAL BANK OF COMMERCE,  acting through one or more of its agencies,  branches or affiliates  ("CIBC"), as the administrative agent (in such capacity, the "Administrative Agent").

                                               W I T N E S S E T H:

         WHEREAS,  the  Borrowers,  Lenders  and the  Administrative  Agent are  parties to the Fourth  Amended and
Restated  Credit  Agreement,  dated as of  November 9,  2001, as amended by those certain letter  agreements  dated
December 14,  2001 and August 30,  2002,  that  certain  First  Amendment  to Fourth  Amended and  Restated  Credit
Agreement  dated as of May 8,  2002 and that  certain  Second  Amendment  to Fourth  Amended  and  Restated  Credit
Agreement  dated as of  November 20,  2002 (as amended,  supplemented,  amended and restated or otherwise  modified through the date hereof, the "Existing Credit Agreement");

         WHEREAS,  the Borrowers have requested that the Required  Lenders amend the Existing  Credit  Agreement as set forth below; and

         WHEREAS, the Required Lenders have agreed,  subject to the terms and conditions  hereinafter set forth, to amend the  Existing  Credit  Agreement  in  certain  respects  (the  Existing  Credit  Agreement,  as so amended or otherwise modified by this Amendment, being referred to as the "Credit Agreement");

         NOW,  THEREFORE,  in  consideration  of the premises and for other good and  valuable  consideration  (the receipt and sufficiency of which is hereby acknowledged), the parties hereto agree as follows.

                                           PART I
                                                    DEFINITIONS

SUBPART 1.1. Certain  Definitions.  The following terms (whether or not underscored)  when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         "Amendment" is defined in the preamble.

         "Borrowers" is defined in the preamble.

         "Credit Agreement" is defined in the third recital.

         "Existing Credit Agreement" is defined in the first recital.

         "Amendment Effective Date" is defined in Subpart 3.1.

         "Lenders" is defined in the first recital.

SUBPART 1.2. Other  Definitions.  Terms for which meanings are provided in the Existing Credit  Agreement are, unless  otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.

                                           PART II
                                                    AMENDMENTS

         Effective on (and  subject to the  occurrence  of) the  Amendment  Effective  Date,  the  Existing  Credit
Agreement  is hereby  amended in  accordance  with this Part;  except as so amended or  otherwise  modified by this
Amendment,  the  Existing  Credit  Agreement  and the Loan  Documents  shall  continue  in full force and effect in accordance with their terms.

SUBPART 2.1. Amendments to Section 1.1.

(a) The  definition  of the term "Total  Leverage  Ratio" in  Section 1.1  of the Existing  Credit  Agreement is hereby amended and restated in its entirety as follows:

                  "Total Leverage  Ratio" means,  as of the last day of any Fiscal  Quarter,  the ratio of (a) Debt outstanding  on the last day of such Fiscal  Quarter  (exclusive of up to $38,000,000 of Debt arising from the guaranty by Kerzner  International  Limited of a senior  secured  term loan to finance the  renovation and expansion of the Palmilla) to  (b) Consolidated  EBITDA for the four Fiscal Quarter period then ended;
         provided,  that in calculating  Consolidated  EBITDA for such period,  any  acquisitions  or  Dispositions during such period shall have been deemed to have occurred on the first day of such period.

(b) The definition of the term  "Significant  Subsidiary" in  Section 1.1  of the Existing  Credit  Agreement is hereby amended  by  adding  the  following  immediately  prior to the end  thereof:  "and any other  Subsidiary  of KIL so designated by KIL that has delivered (or caused to be  delivered)  to the  Administrative  Agent all  documentation that  would  be  required  to be  delivered  pursuant  to  Section 7.1.7  if  such  Subsidiary  were a  Significant
Subsidiary;  provided,  however,  that  notwithstanding the foregoing,  in no event shall One & Only (Indian Ocean)
Management Limited be deemed a Significant Subsidiary hereunder."

(c) There  shall  be  added  to the  definitions  in  Section 1.1  of the  Existing  Credit  Agreement  in  appropriate alphabetical sequence two new definitions reading in their entirety as follows:

                  "Borrowing Base" is defined in Section 2.10.

                  "Luxury  Resort  Hotels"  means  the  Palmilla  and any  luxury  resort  properties  in which the
         Borrowers make an Investment  after  January 1,  2003 that enables the Borrowers to control the management of such properties.

                  "Palmilla"  means the luxury  hotel and golf course in Los Cabos,  Mexico  known as the  Palmilla
         Resort.

(d) To accurately  reflect the change of names of the  Borrowers,  all references in the Existing  Credit  Agreement to
Sun  International  Hotels Limited and SIHL shall be deemed  references to Kerzner  International  Limited and KIL, respectively;  all  references to Sun  International  North  America,  Inc. and SINA shall be deemed  references to
Kerzner  International  North America,  Inc. and KINA,  respectively;  all references to Sun International  Bahamas
Limited and SIBL shall be deemed  references to Kerzner  International  Bahamas Limited and KIBL; all references to the  Borrowers  shall refer to KIL, KINA and KIBL  collectively;  and all  references to a Borrower  shall refer to
KIL, KINA and KIBL, individually.

SUBPART 2.2. Amendments to Section 2.1.3.

(a) Section  2.1.3(a) of the Credit  Agreement is hereby  amended and restated in its entirety as follows:  "(a) of all
Lenders  would exceed the lesser of (i) the  Borrowing  Base then in effect or (ii) the  Commitment  Amount then in effect; or".

(b) Section  2.1.3 of the Existing  Credit  Agreement is further  amended by replacing  ";or" at the end of  clause (b)
thereof with a period and by deleting clause (c) thereof.

SUBPART 2.3. Amendment to Section 2.1.4.  Section 2.1.4(b)  of the Existing  Credit  Agreement is hereby amended and restated in its entirety as follows:

                  "(b)     the  sum of  the  aggregate  amount  of all  Letter  of  Credit  Outstandings  plus  the aggregate  principal  amount of all Loans then  outstanding  would exceed the lesser of (i) the  Borrowing
         Base then in effect or (ii) the Commitment Amount then in effect; or"

SUBPART 2.4. Amendment to  Section 3.1.  There shall be added to Section 3.1 of the Existing  Credit  Agreement a new clause (e)
reading in its entirety as follows:

                  "(e)     The Borrowers shall from time to time make a mandatory  prepayment of the Loans,  and if required deliver cash collateral for Letter of Credit  Outstandings,  equal to the excess,  if any, of the aggregate  outstanding  principal amount of all Loans and Letter of Credit Outstandings over the Borrowing
         Base on each date  that the  aggregate  amount of  outstanding  Loans  and  Letter of Credit  Outstandings exceeds the Borrowing Base."

SUBPART 2.5. Amendment to  Section 2.10.  There shall be added to the Existing Credit  Agreement a new  Section 2.10  reading in its entirety as follows:

                  "SECTION  2.10.  Borrowing  Base.  During  the  period  from  January 1,  2003 to the date of the first  determination of the Borrowing Base pursuant to the further  provisions of this  Section 2.10,  the amount of the  Borrowing  Base  shall be as set forth on  Schedule III.  Thereafter,  the  Borrowing  Base shall be equal to the sum of the following, as determined from time to time:

                  (i)      the  amount  of "all  risks"  insurance  maintained  from  time  to time on the  Bahamas
                           Property and on the buildings situated thereon;

                  (ii)     the value of the  undeveloped  land owned by the  Borrowers  on  Paradise  Island in the
                           Bahamas, which for purposes hereof shall be deemed to be $150,000,000;

                  (iii)    the cost basis of the Borrowers' Investments in Luxury Resort Hotels;

                  (iv)     the product of six (6) times the  Consolidated  EBITDA  attributable  to the  management contracts of the Borrowers and their Significant Subsidiaries; and

                  (v)      the estimated  net present  value of the payments due to the  Borrowers  pursuant to the
                           Omnibus  Termination  Agreement,  which  for  purposes  hereof  shall  be  deemed  to be
                           $185,000,000.

                  Together  with each  certification  of the Total  Leverage  Ratio  delivered  by KIL  pursuant to
         Section 7.1.1(c)(B),  the chief  financial  officer  of KIL shall  furnish to the  Administrative  Agent a
         computation  of  the  then-current  Borrowing  Base  in  substantially  the  form  of  Schedule III.   The
         Administrative  Agent  shall  forward  such  calculation  to all  Lenders at the time of  delivery  to the
         Lenders of the periodic reporting  information  required under  Section 7.1.1(c)(B).  The determination of the Borrowing Base shall be made in accordance with the terms of this  Section 2.10.  Notwithstanding  the foregoing,  if the  Administrative  Agent  shall  determine  that the  value of the  assets  described  in clauses (ii)  and (v) above shall have materially  decreased from their  valuation as of January 1,  2003, upon  notice  to, and after  consultation  with the  Borrowers,  the  Required  Lenders  shall  adjust the valuations set forth in clauses (ii) and (v) to reflect such decrease."

SUBPART 2.6. Amendment to Section 7.1.4.  Section 7.1.4(b)(i) shall be amended and restated in its entirety to read as follows:

                  (i)      From and after July 1,  2002, "all risks"  insurance on the Bahamas  Property and on the buildings  situated  thereon in an amount not less than the lesser of (a) the  replacement  building value and (b) such amount of insurance as the  Administrative  Agent may reasonably  determine is then available to the Borrowers at a price which is commercially  reasonable  (which amounts shall be re-evaluated by the
         Borrowers,  their insurance  brokers and the  Administrative  Agent within thirty days of the commencement of each calendar quarter,  during which time the Borrowers shall obtain any additional  insurance required by the  terms  hereof),  but in no event  less  than  $150,000,000  with a  deductible  of not  more  than
         $15,000,000  per  occurrence  for the  first  two  occurrences  and  total  coverage  for each  occurrence thereafter;

SUBPART 2.7. Amendment  to  Section 7.2.11.  The last  sentence of  Section 7.2.11  of the Existing  Credit  Agreement is hereby amended and restated in its entirety to read as follows:

                  "So long as no Event of Default shall then be  continuing,  upon a Disposition  permitted by this
         Section,  (i) the Lien in favor of the  Secured  Parties  upon the  assets so sold,  transferred,  leased, contributed or conveyed  shall  automatically  terminate and be released,  and (ii) if the assets so sold, transferred,  leased,  contributed  or  conveyed  are shares of capital  stock of a  Subsidiary,  then the
         Guaranty and Security  Agreement,  if any, executed by such Subsidiary shall  automatically  terminate and the  obligations  of, and the Lien in favor of the Secured  Parties  upon the assets of,  such  Subsidiary shall  automatically  terminate  and be  released  and the  Subsidiary  shall have no further  obligations thereunder,  and in each case the  Administrative  Agent and the Lenders shall execute,  acknowledge,  and deliver  such  acts,  assurances,  amendments  to the  Guaranty  and  Security  Agreement,  and such other instruments and documents necessary to give effect to the foregoing."

SUBPART 2.8. Amendment  to  Schedules.  There shall be added to the Existing  Credit  Agreement a new  Schedule III  in the form attached hereto.

                                          PART III
                                            CONDITIONS TO EFFECTIVENESS

SUBPART 3.1. Effectiveness.  This  Amendment  and the  amendments  contained  herein  shall  become  effective  on the date (the
"Amendment  Effective  Date") when each of the  conditions  set forth in this Part shall have been fulfilled to the satisfaction of the Administrative Agent.

SUBPART 3.1.1. Execution of Counterparts.  The Administrative  Agent shall have received  counterparts of this Amendment, duly executed and delivered on behalf of each Borrower and the Required Lenders.

SUBPART 3.1.2. Affirmation and Consent.  The  Administrative  Agent shall have received,  with  counterparts for each Lender, an  Affirmation  and  Consent  to this  Amendment  substantially  in the form  attached  hereto as  Exhibit A, duly executed and delivered by each of the Obligors other than the Borrowers.

SUBPART 3.1.3. Legal Details,  etc. All documents  executed or submitted  pursuant  hereto shall be  satisfactory in form and substance  to the  Administrative  Agent and its  counsel.  The  Administrative  Agent and its  counsel  shall have received all  information  and such  counterpart  originals or such  certified or other copies or such materials as the  Administrative  Agent  or  its  counsel  may  reasonably  request,  and  all  legal  matters  incident  to the transactions contemplated by this Amendment shall be satisfactory to the Administrative Agent and its counsel.

SUBPART 3.1.4. Required  Lenders.  The Agent  shall  have  received  an  executed  consent to this  Amendment  in the form of
Exhibit B from the Required Lenders.

SUBPART 3.1.5. Collateral  Documentation.  Pursuant to a Pledge  Agreement  the Agent shall have  received a pledge of all of the capital stock,  equity or other  ownership  interests  owned by the Borrowers and their  Subsidiaries  in One &
Only (Indian  Ocean)  Management  Limited  (which  Pledge  Agreement  shall provide for the release of such capital stock to the extent that such shares are  transferred  to the joint venture  partners in One & Only (Indian  Ocean)
Management  Limited)  and in Kerzner  Investments  Palmilla,  Inc.,  together  with  undated  stock powers for such certificates,  executed in blank (or,  if such  shares of capital  stock or equity  interests  are  uncertificated, confirmation and evidence  satisfactory to the Agent that the security interests in such uncertificated  securities or equity  interests  has been  transferred  to and  perfected  by the  Agent for the  benefit  of the  Lenders  in accordance  with  applicable  law).  Finally,  the Agent shall have received one or more legal opinions in form and substance satisfactory to it from counsel reasonably satisfactory to it in respect of such Pledge Agreements.

                                           PART IV

                                    MISCELLANEOUS; REPRESENTATIONS AND COVENANT

SUBPART 4.1. Continuing  Effectiveness,  etc. As amended hereby,  the Credit Agreement shall remain in full force and effect and is hereby  ratified and  confirmed in all respects.  After the  Amendment  Effective  Date,  all  references in the
Credit  Agreement  and each other Loan  Document  to the "Credit  Agreement"  shall  refer to the  Existing  Credit
Agreement, after giving effect to this Amendment.

SUBPART 4.2. Counterparts.  This  Amendment  may be  executed  in any number of  counterparts  and by the  different  parties on separate  counterparts,  and each such  counterpart  shall be deemed to be an  original  but all such  counterparts shall together constitute one and the same Amendment.

SUBPART 4.3. Governing  Law.  THIS  AMENDMENT  SHALL BE A CONTRACT  MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF
NEW YORK.

SUBPART 4.4. Successors and Assigns.  This Amendment  shall be binding upon the Borrowers,  the Lenders and the Agents and their respective successors and assigns, and shall inure to their successors and assigns.

SUBPART 4.5. Representations  and  Warranties.  In order to induce the Required  Lenders to execute and deliver this  Amendment, the  Borrowers  represent and warrant to the Agents,  the Lenders and the Issuers that,  after giving effect to the terms of this Amendment,  the following  statements are true and correct:  (a) the  representations  and warranties set forth in Article VI of the Existing  Credit  Agreement and in the other Loan  Documents are true and correct on the  Amendment  Effective  Date  (unless  stated  to  relate  solely  to  an  earlier  date,  in  which  case  such representations  and warranties  were true and correct in all material  respects as of such earlier date);  and (b)
no Default has occurred and be continuing,  and neither KIL nor any Subsidiary is in material  violation of any law or governmental regulation or court order or decree.

         IN WITNESS  WHEREOF,  the parties  hereto have caused this Amendment to be executed and delivered by their respective authorized officers as of the day and year first above written.

                                                     KERZNER INTERNATIONAL BAHAMAS LIMITED

                                                     By:_____________________________________
                                                     Title:

                                                     Address:             Executive Offices
                                                                          Coral Towers
                                                                          Paradise Island,
                                                                          The Bahamas

                                                     Facsimile No.:       (242) 363-3703

                                                     Attention:           John R. Allison and
                                                                          Charles D. Adamo

                                                     KERZNER INTERNATIONAL LIMITED

                                                     By:_____________________________________
                                                     Title:

                                                     Address:             Executive Offices
                                                                          Coral Towers
                                                                          Paradise Island,
                                                                          The Bahamas

                                                     Facsimile No.:       (242) 363-3703

                                                     Attention:           John R. Allison and
                                                                          Charles D. Adamo

                                                     KERZNER INTERNATIONAL NORTH AMERICA, INC.

                                                     By:_____________________________________
                                                     Title:

                                                     Address:             1415 East Sunrise Blvd.
                                                                          Ft. Lauderdale, FL 33304

                                                     Facsimile No.:       (954) 713-2091

                                                     Attention:           John R. Allison and
                                                                          Charles D. Adamo

                                                     CANADIAN IMPERIAL BANK OF COMMERCE, as Administrative Agent

                                                     By:____________________________________
                                                     Title:  Managing Director,
                                                                CIBC World Markets Corp., AS AGENT

                                                     Address:             10880 Wilshire Boulevard
                                                                          Suite 1700
                                                                          Los Angeles, California 90024

                                                     Facsimile No.:       (310) 446-3610

                                                     Attention:           Leonardo R. Fernandez, Jr.

                                                     EXHIBIT A to Third Amendment to
                                                     Fourth Amended and Restated Credit Agreement

                                                   May 15, 2003

To the Parties Listed on the
Signature Pages Hereof
c/o Kerzner International Bahamas Limited
Executive Offices
Coral Towers
Paradise Island,
The Bahamas

Attention:  Chief Financial Officer

         Re:      Kerzner International Limited, Kerzner International North America, Inc. and Kerzner
                  International Bahamas Limited

Gentlemen:

         Please refer to (1) the Fourth Amended and Restated  Credit  Agreement,  dated as of November 9,  2001, as amended by that certain First  Amendment to Fourth Amended and Restated Credit  Agreement  dated as of May 8,  2002 and that certain Second  Amendment to Fourth Amended and Restated Credit  Agreement  dated as of November 20,  2002
(as so amended,  the "Credit  Agreement"),  by and among KERZNER  INTERNATIONAL  LIMITED,  a corporation  organized under  the  laws of The  Commonwealth  of the  Bahamas  ("KIL"),  KERZNER  INTERNATIONAL  NORTH  AMERICA,  INC.,  a
corporation  organized under the laws of the State of Delaware ("KINA"),  KERZNER  INTERNATIONAL BAHAMAS LIMITED, a
corporation  organized  under the laws of The  Commonwealth  of the Bahamas  ("KIBL";  KIL,  KINA and KIBL are each individually  referred  to as a  "Borrower"  and  collectively  referred  to as  the  "Borrowers"),  the  financial institutions as are or may become parties hereto  (collectively  referred to as the "Lenders"),  CANADIAN  IMPERIAL
BANK  OF  COMMERCE,  acting  through  one  or  more  of its  agencies,  branches  or  affiliates  ("CIBC"),  as the administrative  agent (in such capacity,  the  "Administrative  Agent") and (2) the Amended and Restated Subsidiary
Guaranty,  dated as of November 9,  2001 (the  "Guaranty"),  made by each Guarantor (as such term is defined in the
Credit  Agreement) a signatory hereto in favor of the Agent for the  Beneficiaries.  Pursuant to an amendment dated of even date  herewith,  certain  terms of the  Credit  Agreement  were  amended.  We hereby  request  that you (i)
acknowledge  and reaffirm all of your  obligations  and  undertakings  under the Guaranty and (ii)  acknowledge and agree that the Guaranty is and shall remain in full force and effect in accordance with the terms thereof.

         Please  indicate your  agreement to the foregoing by signing in the space  provided  below,  and returning the executed copy to the undersigned.

                                                     CANADIAN IMPERIAL BANK OF COMMERCE, as Administrative Agent

                                                     By:____________________________________
                                                     Title:  Managing Director,
                                                                CIBC World Markets Corp., AS AGENT

                                                     Address:             10880 Wilshire Boulevard
                                                                          Suite 1700
                                                                          Los Angeles, California 90024

                                                     Facsimile No.:       (310) 446-3610

                                                     Attention:           Leonardo R. Fernandez, Jr.

                                                     Acknowledged and Agreed:

                                                     BIRBO NV

                                                     By:_________________________________________
                                                     Name:_______________________________________
                                                     Title:______________________________________

                                                     KERZNER HOTELS INTERNATIONAL MANAGEMENT NV

                                                     By:_________________________________________
                                                     Name:_______________________________________
                                                     Title:______________________________________

                                                     KERZNER INTERNATIONAL FINANCE LIMITED

                                                     By:_________________________________________
                                                     Name:_______________________________________
                                                     Title:______________________________________

                                                     KERZNER HOTELS INTERNATIONAL (BERMUDA), LIMITED

                                                     By:_________________________________________
                                                     Name:_______________________________________
                                                     Title:______________________________________

                                                     ABERDEEN MANAGEMENT LIMITED

                                                     By:_________________________________________
                                                     Name:_______________________________________
                                                     Title:______________________________________

                                                     KERZNER INTERNATIONAL MANAGEMENT LIMITED

                                                     By:_________________________________________
                                                     Name:_______________________________________
                                                     Title:______________________________________

                                                     PARADISE ISLAND LIMITED

                                                     By:_________________________________________
                                                     Name:_______________________________________
                                                     Title:______________________________________

                                                     KERZNER INTERNATIONAL TIMESHARE LIMITED

                                                     By:_________________________________________
                                                     Name:_______________________________________
                                                     Title:______________________________________

                                                     PARADISE SECURITY SERVICES LIMITED

                                                     By:_________________________________________
                                                     Name:_______________________________________
                                                     Title:______________________________________

                                                     PURPOSEFUL BV

                                                     By:_________________________________________
                                                     Name:_______________________________________
                                                     Title:______________________________________

                                                     KERZNER INTERNATIONAL MARKETING (UK) LTD.

                                                     By:_________________________________________
                                                     Name:_______________________________________
                                                     Title:______________________________________

                                                     KERZNER COVE, LTD.

                                                     By:_________________________________________
                                                     Name:_______________________________________
                                                     Title:______________________________________

                                                     KERZNER INTERNATIONAL DEVELOPMENT (TIMESHARE) LIMITED

                                                     By:_________________________________________
                                                     Name:_______________________________________
                                                     Title:______________________________________

                                                     ISLAND HOTEL COMPANY LIMITED

                                                     By:_________________________________________
                                                     Name:_______________________________________
                                                     Title:______________________________________

                                                     BAHAMAS E-TRADING LIMITED

                                                     By:_________________________________________
                                                     Name:_______________________________________
                                                     Title:______________________________________

                                                     KERZNER INTERNATIONAL NETWORK DATA LIMITED

                                                     By:_________________________________________
                                                     Name:_______________________________________
                                                     Title:______________________________________

                                                     KERZNERONLINE (IOM) LIMITED

                                                     By:_________________________________________
                                                     Name:_______________________________________
                                                     Title:______________________________________

                                                     KERZNER INTERNATIONAL NETWORK SERVICES LIMITED

                                                     By:_________________________________________
                                                     Name:_______________________________________
                                                     Title:______________________________________

                                                     KERZNER COVE CALIFORNIA, INC.

                                                     By:_________________________________________
                                                     Name:_______________________________________
                                                     Title:______________________________________

                                                     KERZNER INTERNATIONAL NEVADA, INC.

                                                     By:_________________________________________
                                                     Name:_______________________________________
                                                     Title:______________________________________

                                                     PARADISE BEACH INN LIMITED

                                                     By:_________________________________________
                                                     Name:_______________________________________
                                                     Title:______________________________________

                                                     PARADISE ENTERPRISES LIMITED

                                                     By:_________________________________________
                                                     Name:_______________________________________
                                                     Title:______________________________________

                                                     PARADISE ACQUISITIONS LIMITED

                                                     By:_________________________________________
                                                     Name:_______________________________________
                                                     Title:______________________________________

                                                     KERZNER INTERNATIONAL DEVELOPMENT LIMITED

                                                     By:_________________________________________
                                                     Name:_______________________________________
                                                     Title:______________________________________

                                                     PARADISE ISLAND FUTURES LIMITED

                                                     By:_________________________________________
                                                     Name:_______________________________________
                                                     Title:______________________________________

                                                     KERZNER INTERNATIONAL RESORTS, INC.

                                                     By:_________________________________________
                                                     Name:_______________________________________
                                                     Title:______________________________________

                                                     PIV, INC.

                                                     By:_________________________________________
                                                     Name:_______________________________________
                                                     Title:______________________________________

                                                     ISS, INC.

                                                     By:_________________________________________
                                                     Name:_______________________________________
                                                     Title:______________________________________

                                                     KERZNER INTERNATIONAL MARKETING, INC.

                                                     By:_________________________________________
                                                     Name:_______________________________________
                                                     Title:______________________________________

                                                     KERZNER INTERNATIONAL NEW YORK, INC.

                                                     By:_________________________________________
                                                     Name:_______________________________________
                                                     Title:______________________________________

                                                     KERZNER INTERNATIONAL DEVELOPMENT GROUP, INC.

                                                     By:_________________________________________
                                                     Name:_______________________________________
                                                     Title:______________________________________

                                                     KERZNER VACANCES SA

                                                     By:_________________________________________
                                                     Name:_______________________________________
                                                     Title:______________________________________

                                                     KERZNER COVE NEW YORK, INC.

                                                     By:_________________________________________
                                                     Name:_______________________________________
                                                     Title:______________________________________

                                                     KERZNER INVESTMENTS PALMILLA, INC.

                                                     By:_________________________________________
                                                     Name:_______________________________________
                                                     Title:______________________________________

                                                     KERZNER INTERNATIONAL MANAGEMENT SERVICES, INC.

                                                     By:_________________________________________
                                                     Name:_______________________________________
                                                     Title:______________________________________

                                                     KERZNER INTERNATIONAL DEVELOPMENT SERVICES, INC.

                                                     By:_________________________________________
                                                     Name:_______________________________________
                                                     Title:______________________________________

                                                     KERZNER INTERNATIONAL DEVELOPMENT SERVICES MEXICO, S. DE
                                                     R.L. DE C.V.

                                                     By:_________________________________________
                                                     Name:_______________________________________
                                                     Title:______________________________________

                                                     EXHIBIT B to Third Amendment to
                                                     Fourth Amended and Restated Credit Agreement

                                                 CONSENT OF LENDER

         Reference is hereby made to the Third Amendment to Fourth Amended and Restated  Credit  Agreement dated as of May 15, 2003 among KERZNER  INTERNATIONAL  LIMITED,  a corporation  organized under the laws of The Commonwealth of the Bahamas ("KIL"),  KERZNER  INTERNATIONAL NORTH AMERICA,  INC., a corporation organized under the laws of the
State of Delaware ("KINA"),  KERZNER  INTERNATIONAL  BAHAMAS LIMITED, a corporation organized under the laws of The
Commonwealth  of the Bahamas  ("KIBL";  KIL, KINA and KIBL are each  individually  referred to as a "Borrower"  and collectively  referred to as the  "Borrowers"),  the financial  institutions  as are or may become  parties  hereto
(collectively  referred to as the  "Lenders"),  CANADIAN  IMPERIAL BANK OF COMMERCE,  acting through one or more of its agencies,  branches or affiliates ("CIBC"), as the administrative agent (in such capacity, the "Administrative
Agent").

         The  undersigned  Lender  hereby  consents to the  execution  and  delivery of the Third  Amendment to the
Fourth Amended and Restated Credit Agreement by the Administrative  Agent on its behalf,  substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated:  ____________, 2003

                                                     ____________________________________________
                                                     [Name of Institution]

                                                     By:_________________________________________
                                                     Name:_______________________________________
                                                     Title:______________________________________

                                                   SCHEDULE III

                                                 ATTACHMENT NO. 2
                                            BORROWING BASE CERTIFICATE
                                    [The Fiscal Year Ending December 31, 2002]

                                                  Quarter Ended   Quarter Ended     Quarter Ended       Quarter Ended    Previous Four
                                                 March 31, 2002   June 30, 2002  September 31, 2002   December 31, 2002     Fiscal
                                                                                                                            Quarters

Paradise Island "All Risks" Insured Value (A)                                                                            $
                                                                                                                         -

Paradise Island Real Estate (B)                                                                                          $
                                                                                                                         -

Mohegan Sun Contract Net Present Value at                                                                                $
Maturity of Credit Facility (C)                                                                                          -

Management Contracts:
EBITDA Derived From Management Contracts of     $                 $              $                   $                   $
Borrowers and Significant Subsidiaries          -                 -              -                   -                   -
EBITDA Multiple                                                                                                                           6.0x
     Valuation (D)                                                                                                       $
                                                                                                                         -

Cost Basis of Investments in Luxury Resorts:
(1)
Palmilla                                        $                 $              $                   $                   $
                                                -                 -              -                   -                   -
Other Investments
                                                                  -              -                   -                   -
Other Investments
                                                -                 -              -                   -                   -
     Valuation (E)                              $                 $              $                   $                   $
                                                -                 -              -                   -                   -

(1) Cost basis of investment in Palmilla and other future investments made after the effective date of the Third Amendment.

Maximum Borrowing Base (A + B + C + D +E)                                                                                $                      -

Credit Facility Outstandings Plus Letters of Credit(F)                                                                   $

Borrowing Base Availability (A + B + C + D + E -F)                                                                       $                      -